SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                               ------------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 21, 2005

                               ------------------

                           NATURAL HEALTH TRENDS CORP.
             (Exact Name of registrant as specified in its charter)

                               ------------------


           Florida                        0-26272                59-2705336
(State or other jurisdiction     (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)


                 12901 Hutton Drive
                    Dallas, Texas                             75234
      (Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code: (972) 241-4080

   Former Name or Former Address, if Changed Since Last Report: Not applicable

                               ------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 23, 2005, Natural Health Trends Corp. (the "Company") issued a press release announcing its financial results for the fourth quarter of 2004 and for the year ended December 31, 2004. A copy of the press release is furnished as
Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this Item, including the Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this report shall not be incorporated by reference into any filing under the Securities Act of 1933, or the Exchange Act, except as otherwise expressly stated in such filing.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

During its review of its financial statements for the quarter ended March 31, 2004, the Company learned that commission and transportation-related expenses incurred as of December 31, 2003 were under-accrued by approximately $640,000 (on a pre-tax basis) for the quarter and year ended December 31, 2003. Adjusting entries of approximately $640,000 were included as expenses in the financial statements for the quarter ended March 31, 2004.

At that time, the Company concluded that the error was not material, and therefore, did not warrant a restatement of the 2003 financial statements. Based upon the Company's pre-tax income of approximately $4.0 million for the first quarter of 2004 combined with the Company's historical sales and net income growth rates, the Company believed that the recording of $640,000 of pre-tax expenses during the first quarter of 2004 would not have a material effect on the Company's net income for the 2004 fiscal year.

However, while sales continued to grow significantly, net income for the 2004 fiscal year declined substantially. As a consequence, the adjusting entries made in the first quarter of 2004 are now considered by management to materially affect the Company's net income for fiscal 2004.

During its review of its financial statements for the year ended December 31, 2004, the Company discovered that certain revenues not earned until 2004 were improperly recorded as revenue by its Eastern European business, KGC Networks Ptd. Ltd., for the year ended December 31, 2003. The amount of revenues that was over-stated for the 2003 fiscal year was approximately $310,000.

On March 21, 2005, the Company and its Audit Committee determined that the inclusion of the aforementioned two items in the financial statements for the quarter ended March 31, 2004 would materially affect the Company's net income for the year ended December 31, 2004, and the Company believes that an amendment to its financial statements for the year ended December 31, 2003 is warranted.

The restatement of the adjustments into the financial statements for the year ended December 31, 2003 will reduce the Company's revenue by approximately $310,000, increase cost of goods sold by approximately $180,000, increase distributor commission expense by approximately $460,000, reduce minority interest expense by approximately $300,000, and reduce after-tax net income by approximately $650,000 for the quarter as well as the year ended December 31, 2003.

For the quarter ended March 31, 2004, the restatement will increase the Company's revenue by approximately $310,000, reduce cost of goods sold by approximately $180,000, reduce distributor commission expense by approximately $460,000, increase minority interest expense by approximately $300,000, and increase after-tax net income by approximately $650,000 for the quarter ended March 31, 2004.

The Company, after consultation with its Audit Committee, concluded that the consolidated financial statements for the fourth quarter of 2004 and the year ended December 31, 2003 as well as the first quarter of 2004 should no longer be relied upon, including the consolidated financial statements and other financial information in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 and the Quarterly Report on Form 10-Q for the first quarter ended March 31, 2004. Although the financial statements for the three month periods ended June 30, 2004 and September 30, 2004 are unaffected by this error, the consolidated financial statements for the second and third quarters of 2004 include inaccurate information on a year to date basis because they include the erroneous information from the first quarter of 2004 which financial statements should not be relied upon.

As of today, the Company plans to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2004 by March 31, 2005, which will include the restated results for the year ending December 31, 2003. The Company also intends to file in the near future an amended Annual Report on Form 10-KSB for the year ended December 31, 2003, and amended Quarterly Reports on Form 10-Q for the first three quarters of 2004.

Certain statements in this Current Report on Form 8-K, including statements about our plans, objectives, intentions, and expectations are "forward-looking statements" within the meaning of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to known and unknown risks and uncertainties and inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. The Company's actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risk that additional "material weaknesses" or other internal control deficiencies with the meaning of Section 404 of the Sarbanes-Oxley Act of 2002 are identified, the risk that additional accounting errors are identified, and the risk that the Company is required to restate its prior financial statements for periods other than the fourth quarter of 2003, the fiscal year ended December 31, 2003 and the first quarter ended March 31, 2004.

Readers are cautioned not to place undue reliance upon these forward-looking statements, which speak only as the date hereof.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


Exhibit
Number       Description
-------      -----------
  99.1       Press Release of Natural Health Trends Corp., dated March 23, 2005, reporting financial results for the fourth quarter of 2004 and for the year ended December 31, 2004

================================================================================
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Natural Health Trends Corp.
                                        (Registrant)

Date: March 23, 2005                    By: /s/ MARK D. WOODBURN
                                            -----------------------------------
                                            Mark D. Woodburn
                                            President

================================================================================